UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 13, 2022

Date of Report (Date of Earliest Event Reported)

Vontier Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39483	84-2783455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5438 Wade Park Boulevard, Suite 600
Raleigh, NC	27607
(Address of Principal Executive Offices)	(Zip Code)

(984) 275-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, the Board of Directors (the “Board”) of Vontier Corporation (the “Company”) amended and restated the Company’s bylaws (the “Amended Bylaws”). Among other matters, the Amended Bylaws update certain procedural requirements related to director nominations by stockholders in light of the recently adopted “universal proxy” rules of the U.S. Securities and Exchange Commission.

With respect to stockholder nominees to the Board, the Amended Bylaws provide, among other things, that (i) the advance notice of a stockholder must include a representation that the stockholder intends to solicit the holders of at least sixty-seven percent (67%) of the Company’s outstanding capital stock entitled to vote on the election of directors, (ii) the advance notice of a stockholder must include a representation whether the stockholder intends to solicit proxies or votes in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) the advance notice of a stockholder must include a representation that the stockholder’s nominee will, upon the request of the Company, participate in one or more interviews with one or more directors of the Company within 10 calendar days of being requested to do so, and will upon request by the Company provide additional information, including by completing and signing a questionnaire, including any supplemental questionnaires, as may be requested by the Company, in each case within 10 calendar days after being requested to do so. Additional changes to the Amended Bylaws include (i) that any stockholder giving advance notice shall solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act, and (ii) the requirement that any stockholder giving advance notice shall indemnify the Company in respect of any loss arising as a result of any false or misleading information or statement submitted by the stockholder in connection with a nomination.

The foregoing description of the Company’s Amended Bylaws is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Vontier Corporation, effective December 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date: December 16, 2022	By:	/s/ Courtney Kamlet
	Name:	Courtney Kamlet
	Title:	Vice President - Group General Counsel and Corporate Secretary